FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT, dated as of December 3, 1997 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of June 6, 1997, as amended and restated through November 6, 1997 (the "Credit Agreement"), among Key Energy Group, Inc., a Maryland corporation (the "Borrower"), the several Lenders from time to time parties thereto, PNC Bank, National Association, as Administrative Agent and Norwest Bank Texas, N.A., as Collateral Agent.

                              W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Collateral Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders increase the aggregate amount of the Commitments under the Credit Agreement to $250,000,000 and to amend certain terms in the Credit Agreement in the manner provided for herein; and

WHEREAS, the Administrative Agent and the Lenders are willing to agree to increase the aggregate amount of the Commitments under the Credit Agreement to $250,000,000 and are willing to agree to the requested amendments;

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

2. (a) Assignment and Transfer; Increase in Commitments; Amendment to Schedule 1.1; Joinder of Lenders. PNC Bank, National Association, the "Transferor Lender") hereby irrevocably sells, assigns and transfers to each Purchasing Lender identified on Schedule I hereto (each a "Purchasing Lender" and collectively, the "Purchasing Lenders") without recourse to the Transferor Lender, and each Purchasing Lender hereby irrevocably purchases and assumes from the Transferor Lender without recourse to the Transferor Lender, as of the First Amendment Effective Date (as defined below), the interests described in Schedule I hereto in and to the Transferor Lender's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule I hereto, such that after giving effect to such sale, assignment and transfer, the Commitments and the Commitment Percentages of the Transferor Lender and the Purchasing Lenders shall be as set forth on Exhibit A hereto.
(b)
(c) The Transferor Lender (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that such Transferor Lender has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (iii) attaches the Note held by it and (A) requests that the Administrative Agent, upon request by any Purchasing Lender, exchange the attached Note for a new Note payable to such Purchasing Lender in the aggregate face amount of its Commitment as set forth on Exhibit A hereto and (B) requests that the Administrative Agent exchange the attached Note for a new Note payable to the Transferor Lender, in an amount which reflects the assignments being made hereby.
(d)
(e) Each Purchasing Lender (i) represents and warrants that it is legally authorized to enter into this Amendment; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in subsection 4.1 or delivered pursuant to subsection 6.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (iii) agrees that it will, independently and without reliance upon the Transferor Lender, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection 2.16(b) of the Credit Agreement.
(f)
(g) In connection with the foregoing assignments and transfers and subject to the terms and conditions hereof, the Borrower, the Transferor Lender, the Purchasing Lenders and the Administrative Agent hereby agree that the Commitments of the Lenders shall be increased, on and as of the First Amendment Effective Date and subject to the terms and conditions hereof and of the Credit Agreement, to $250,000,000 and, in order to effect such increase in the Commitments, the Borrower, the Transferor Lender, the Purchasing Lenders and the Administrative Agent hereby agree that Schedule 1.1A to the Credit Agreement shall be amended by deleting such Schedule in its entirety and substituting in lieu thereof a new Schedule to read in its entirety as set forth in Exhibit A hereto.
(h)
(i) All principal payments that would otherwise be payable from and after the First Amendment Effective Date to or for the account of the Transferor Lender and the Purchasing Lenders pursuant to the Credit Agreement and the Notes shall, instead, be payable to or for the account of the Transferor Lender and the Purchasing Lenders in accordance with their respective interests as reflected in Exhibit A hereto.
(j)
(k) All interest, fees and other amounts that would otherwise accrue for the account of the Transferor Lender and the Purchasing Lenders from and after the First Amendment Effective Date shall, instead, accrue for the account of, and be payable to, the Transferor Lender and the Purchasing Lenders in accordance with their respective interests as reflected in Exhibit A hereto.
(l)
(m) The Transferor Lender and Purchasing Lenders hereby confirm and agree that, from and after the First Amendment Effective Date, all participation of the Lenders in respect of Letters of Credit pursuant to subsection 3.4(a) shall be based upon the Commitment Percentages of the Lenders as reflected in Exhibit A hereto.
(n)
(o) Each of the Transferor Lender and Purchasing Lenders agrees that, at any time and from time to time upon the written request of the other Transferor Lender or any other Purchasing Lender, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the sale, assignment and transfer set forth in this Section 2.
(p)
(q) From and after the First Amendment Effective Date, (a) each Purchasing Lender shall be a party to the Credit Agreement and, to the extent provided in this Amendment, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Transferor Lender shall, to the extent provided in this Amendment, relinquish its rights and be released from its obligations under the Credit Agreement.
(r)
3. Amendment of Subsection 1.1. Subsection 1.1 of the Credit Agreement is hereby amended as follows:
4.
(a)  by adding the following new definition in the proper alphabetical order:
(b)  "First Amendment Effective Date": December 3, 1997.

(a) by deleting clause (i) (x) in the proviso to the definition of "Permitted Acquisitions" and substituting in lieu thereof the following clause:
(b)  (x) the  Consolidated  Leverage  Ratio shall not be more than the lesser of
     3.75 to 1.00 or the ratio set forth in subsection 7.1(a) applicable to the Borrower at the time of such acquisition.

1. Amendment of Subsection 2.7. Subsection 2.7 of the Credit Agreement is hereby amended by deleting the words "Section 7.6(e)" in paragraph (c) thereof, and substituting in lieu thereof the words: "Section 7.6(d)".
2.
3. Amendment of Subsection 2.9. Subsection 2.9 of the Credit Agreement is hereby amended by inserting the word "time" at the end of such subsection.
4.
5. Amendment of Subsection 2.17. Subsection 2.17 of the Credit Agreement is hereby amended by inserting at the end of clause (c) of such subsection the following phrase:
6. , or the assignment of any Eurodollar Loan on a day which is not the last day of an Interest Period with respect thereto as a result of the replacement of a Lender pursuant to Subsection 2.20.

1. Amendment of Subsection 7.5. Subsection 7.5 of the Credit Agreement is hereby amended by deleting the words "Section 2.9(c)" in paragraph (c) thereof, and substituting in lieu thereof the phrase: "Section 2.7(c), to the extent applicable".
2.
3. Amendment of Subsection 7.10. Subsection 7.10 of the Credit Agreement is hereby amended by deleting in its entirety the exception appearing immediately before the proviso therein, and substituting in lieu thereof the following exception:
4. except that, after 90% of the original outstanding principal amount of Convertible Subordinated Debentures have been converted into common stock of the Borrower, the Borrower may, at any time when no Default or Event of Default has occurred and is continuing, repurchase or redeem the remaining outstanding Convertible Subordinated Debentures and, after 90% of the original outstanding principal amount of 1997 Convertible Subordinated Notes have been converted into common stock of the Borrower, the Borrower may, at any time when no Default or Event of Default has occurred and is continuing, repurchase or redeem the remaining outstanding 1997 Convertible Subordinated Notes;

1. Waiver of Subsection 10.6(f). In connection with the assignments and transfers effected by Section 2 hereof, the Administrative Agent and the Lenders hereby waive compliance by the Transferor Lender and the Purchasing Lenders with the requirements of subsection 10.6(f) of the Credit Agreement to the extent and only to the extent that such subsection would require the payment of a registration and processing fee in connection such assignments and transfers.
2.
3. Conditions to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a) Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the Borrower, the Transferor Lender and each of the Purchasing Lenders set forth on Schedule I hereto and (ii) the attached Acknowledgement and Consent, executed and delivered by a duly authorized officer of each of the signatories thereto.

(a) No Default. No Default or Event of Default shall have occurred and be continuing on the date hereof or after giving effect to the amendment contemplated hereby.

(a) Representations and Warranties. Except to the extent that they are made as of a specific date, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof.

(a) Corporate Proceedings of Loan Parties. The Administrative Agent shall have received, with a counterpart for each Lender, a copy of the resolutions of the Board of Directors of each Loan Party authorizing (i) the execution, delivery and performance of this Amendment, and (ii) in the case of the Borrower, the borrowings contemplated hereunder, certified by its Secretary or Assistant Secretary as of the First Amendment Effective Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

(a) Incumbency Certificates . The Administrative Agent shall have received, with a copy for each Lender, a certificate of the Secretary or an Assistant Secretary of each Loan Party dated the First Amendment Effective Date, as to the incumbency and signature of the officers of each Loan Party executing this Amendment, together with evidence of the incumbency of such Secretary or Assistant Secretary.

1. Miscellaneous.

(a) Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force in effect.
(b)
(c) Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.
(d)
(e) Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(f)
(g) Integration. This Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent, the Collateral Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Collateral Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
(h)
(i) GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(j)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
(a)

KEY ENERGY GROUP, INC.


By:      /s/ Stephen E. McGregor
         Title: Executive Vice President


PNC BANK, NATIONAL ASSOCIATION
  as Administrative Agent and as the
  Transferor Lender


By:      /s/ Thomas A. Majeski
         Title: Vice President

NORWEST BANK TEXAS, N.A.
  as Collateral Agent and as a
  Purchasing Lender


By:      /s/ Mark D. McKinney
         Title: Senior Vice President

THE BANK OF NEW YORK, as a
  Purchasing Lender


By:      /s/ Catherine G. Goff
         Title: Vice President

BHF-BANK AKTIENGESELLSCHAFT, as a
  Purchasing Lender


By:      /s/ Paul Travers
         Title: Vice President


By:      /s/ John Sykes
         Title: Assistant Vice President

CREDIT LYONNAIS NEW YORK BRANCH, as a
  Purchasing Lender


By:      /s/ Philipe Soustra
         Title: Senior Vice President

HIBERNIA NATIONAL BANK, as a Purchasing
  Lender


By:      /s/ Byron P. Kives
         Title: Assistant Vice President

LEHMAN COMMERCIAL PAPER INC.,
  as a Purchasing Lender


By:      /s/ Michele Swanson
         Title: Authorized Signatory

COMMERCIAL LOAN FUNDING TRUST INC.,
  as a Purchasing Lender
By:LEHMAN COMMERCIAL PAPER INC.,
not in its individual capacity but solely as administrative Agent


By:      /s/ Michele Swanson
         Title: Authorized Signatory

BANK ONE, TEXAS, N.A., as a Purchasing Lender


By:      /s/ W.M. Mark Crammer
         Title: Vice President

CORESTATES BANK, N.A., as a Purchasing Lender


By:      /s/ Laura J. Rowley
         Title: Assistant Vice President

DEN NORSKE BANK ASA, as a Purchasing Lender


By:      /s/ Charles E. Hall
         Title: Senior Vice President

By:      /s/ Byron L. Cooley
         Senior Vice President

THE FIRST NATIONAL BANK OF CHICAGO,
  as a Purchasing Lender


By:      /s/ George R. Schanz
         Title: Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P.,
  as a Purchasing Lender


By:      /s/ John Urban
         Title: Authorized Signatory

FUJI BANK, as a Purchasing Lender


By:      /s/ Kenichi Tatara
         Title: Vice President & Manager

THE BANK OF NOVA SCOTIA, as a Purchasing Lender


By:      /s/ F.C.H. Ashby
         Title: Senior Manager Loan Operations

                           ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned corporations, as a guarantor under that certain Master Guarantee and Collateral Agreement, dated as of June 6, 1997 (as amended, supplemented or otherwise modified from time to time, the "Guarantee"), made by each of such corporations in favor of the Collateral Agent, confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and the Guarantee and all of the Collateral (as defined in the Guarantee Agreement) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee) pursuant to the terms of the Guarantee. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Amendment to which this Acknowledgement and Consent is attached.



YALE E. KEY, INC.


By:      /s/ Stephen E. McGregor
         Title: Vice President

WELLTECH EASTERN, INC.


By:      /s/ Stephen E. McGregor
         Title: Vice President


TST PARAFFIN SERVICE COMPANY, INC.


By:      /s/ Stephen E. McGregor
         Title: Vice President


KEY ENERGY DRILLING, INC.
  d/b/a CLINT HURT DRILLING


By:      /s/ Stephen E. McGregor
         Title: Vice President

KALKASKA OILFIELD SERVICES, INC.


By:      /s/ Stephen E. McGregor
         Title: Vice President

ODESSA EXPLORATION INCORPORATED


By:      /s/ Stephen E. McGregor
         Title: Vice President


PHOENIX WELL SERVICE, INC.


By:      /s/ Stephen E. McGregor
         Title: Vice President


WELL-CO OIL SERVICE, INC.


By:      /s/ Stephen E. McGregor
         Title: Vice President


PATRICK WELL SERVICE, INC.


By:      /s/ Stephen E. McGregor
         Title: Vice President


MOSLEY WELL SERVICE, INC.


By:      /s/ Stephen E. McGregor
         Title: Vice President


RAM OILWELL SERVICE, INC.


By:      /s/ Stephen E. McGregor
         Title: Vice President


ROWLAND TRUCKING CO., INC.


By:      /s/ Stephen E. McGregor
         Title: Vice President


LANDMARK FISHING & RENTAL, INC.


By:      /s/ Stephen E. McGregor
         Title: Vice President


BRW DRILLING, INC.


By:      /s/ Stephen E. McGregor
         Title: Vice President

DUNBAR WELL SERVICE, INC.


By:      /s/ Stephen E. McGregor
         Title: Vice President


FRONTIER WELL SERVICE, INC.


By:      /s/ Stephen E. McGregor
         Title: Vice President


KEY ROCKY MOUNTAIN, INC.


By:      /s/ Stephen E. McGregor
         Title: Vice President


KEY FOUR CORNERS, INC.


By:      /s/ Stephen E. McGregor
         Title: Vice President

                                 FIRST AMENDMENT


                                    TRANSFERS


Purchasing Lenders                      Commitment Assigned          Loan Assigned           L/C Participations
                                                                                                  Assigned
Credit Lyonnais New York Branch             $22,500,000                $6,480,000                $100,054.17
Hibernia National Bank                      $22,500,000                $6,480,000                $100,054.17
The Bank of New York                        $19,500,000                $5,616,000                $86,713.61
BHF-BANK Aktiengellschaft                   $19,500,000                $5,616,000                $86,713.61
The First National Bank of Chicago          $19,500,000                $5,616,000                $86,713.61
Goldman Sachs Credit Partners L.P.          $19,500,000                $5,616,000                $86,713.61
The Fuji Bank, Ltd.                         $19,500,000                $5,616,000                $86,713.61
The Bank of Nova Scotia                     $13,750,000                $3,960,000                $61,144.22
Bank One, Texas, N.A.                       $13,750,000                $3,960,000                $61,144.22
Corestates Bank, N.A.                       $13,750,000                $3,960,000                $61,144.22
Den norske Bank ASA                         $13,750,000                $3,960,000                $61,144.22
Commercial Loan Funding Trust I             $10,000,000                $2,880,000                $44,468.52
Lehman Commercial Paper Inc.                $ 3,750,000                $1,080,000                $16,175.70
Norwest Bank Texas, N.A.                    $13,750,000                $3,960,000                $61,144.22

Total                                       $225,000,000              $64,800,000               $1,000,541.71




                   Commitments; Lending Offices and Addresses

Bank                                                     Commitment                  Commitment Percentage
PNC Bank                                                $25,000,000                          10.00%
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707
Attention:  Mr. Thomas Majeski
Telecopy:   (412) 762-2571
Telephone:  (412) 762-2431
Credit Lyonnais New York Branch                         $22,500,000                          9.00%
c/o its representative office at:
1000 Louisiana, Suite 5360
Houston, TX  77002
Attention:  Tom Byargeon
Telecopy:   (713) 751-0307
Telephone:  (713) 753-8706
Hibernia National Bank                                  $22,500,000                          9.00%
313 Carondelet Street
Suite 1300
New Orleans, LA  70130
Attention:  Byron Kives
Telecopy:   (504) 533-5464
Telephone:  (504) 533-6425
The Bank of New York                                    $19,500,000                          7.80%
Energy Industries Division
One Wall Street, 19th Floor
New York, NY  10286
Attention:  Catherine Goff
Telecopy:   (212) 635-7923/7924
Telephone:  (212) 635-7889
BHF-BANK Aktiengellschaft                               $19,500,000                          7.80%
590 Madison Avenue
New York, NY  10022-2540
Attention:  Paul Travers
Telecopy:   (212) 756-5536
Telephone:  (212) 756-5570
The First National Bank of Chicago                      $19,500,000                          7.80%
One First National Plaza
Mail Suite 0362
Chicago, IL  60670-0362
Attention: George Schanz
Telecopy:  (312) 732-3055
Telephone: (312) 732-1214
Goldman Sachs Credit Partners L.P.                      $19,500,000                          7.80%
85 Broad Street
New York, N.Y.  10004
Attention:  Edmund Kearns
Telecopy:  (212) 357-0271
Telephone: (212) 902-4109
The Fuji Bank, Ltd.                                     $19,500,000                          7.80%
1 Houston Center
Suite 4100
Houston, TX  77010
Attention:  Mark Polasek
Telecopy:  (713) 759-0048
Telephone: (713) 650-7863
The Bank of Nova Scotia                                 $13,750,000                          5.50%
1100 Louisiana Street
Suite 3000
Houston, TX  77002
Attention:  Jamie Conn
Telecopy:  (713) 752-2425
Telephone: (713) 759-3426
Bank One, Texas, N.A.                                   $13,750,000                          5.50%
1717 Main Street
Dallas, TX  75201
Attention:  Wm. Mark Cranmer
Telecopy:  (214) 290-2627
Telephone: (214) 290-2212
Corestates Bank, N.A.                                   $13,750,000                          5.50%
1345 Chestnut Street
FC 1-8-3-14
Philadelphia, PA  19106
Attention:  Melissa Landay
Telecopy:  (215) 973-7820
Telephone: (215) 973-8276
Den norske Bank ASA                                     $13,750,000                          5.50%
Three Allen Center
333 Clay Street
Suite 4890
Houston, TX  77002
Attention:  Byron Cooley
Telecopy:  (713) 757-1167
Telephone: (713) 844-9258
Commercial Loan Funding Trust I                         $10,000,000                          4.00%
c/o Texas Commerce National Associates
600 Travis Street - 8th Floor
Houston, TX  77002-8039
Attention:  Susan Williams
Telecopy:  (713) 216-2101
Telephone: (713) 216-5192
Lehman Commercial Paper Inc.                            $ 3,750,000                          1.50%
3 World Financial Center, 10th Floor
New York, NY  10285
Attention:  Michelle Swanson
Telecopy:  (212) 528-0819
Telephone: (212) 526-0330
Norwest Bank Texas, N.A.                                $13,750,000                          5.50%
500 West Texas Avenue
Midland, TX  79701
Attention:  Mark D. McKinney
Telecopy:  915-685-5441
Telephone: 915-685-5149

Total                                                   $250,000,000                        100.00%
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